SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549


Form 8-K




CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)      March 29, 1996





                   POTOMAC ELECTRIC POWER COMPANY
     (Exact name of registrant as specified in its charter)





District of Columbia and Virginia      1-1072            53-0127880
 (State or other jurisdiction of    (Commission     (I.R.S. Employer
  incorporation)                     File Number)   Identification No.)





1900 Pennsylvania Avenue, N. W., Washington, D. C.             20068
     (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code       (202) 872-2000





                                                                   PEPCO
                                                                   Form 8-K



Item 5.   Other Events.

     A Special Meeting of the Common and Preferred Shareholders of Potomac Electric Power Company (the "Company") was held March 29, 1996. At the meeting, the proposal to approve the Agreement and Plan of Merger by and among Baltimore Gas and Electric Company, Constellation Energy Corporation and the Company was approved by the holders of the Common and Serial Preferred Stock. The proposal required the affirmative vote of more than 2/3 of the outstanding shares of Common Stock, voting as a class, and a majority of the outstanding shares of Serial Preferred Stock, voting separately as a class. The vote was as follows:

                    No. of Shares       Percent of Shares Outstanding

Common Stock

For                 89,467,560                     75.5%
Against              3,045,936                      2.6%
Abstain              1,564,917                      1.3%
Broker Non-Votes             0                       N/A

Preferred Stock

For                  3,342,011                     62.2%
Against                458,236                      8.5%
Abstain                 17,075                      0.3%
Broker Non-Votes             0                       N/A

     Also presented to the holders of Common Stock was a proposal to approve the Long-Term Incentive Plan of Constellation Energy Corporation. The proposal, which required the affirmative vote of a majority of the Common Stock present at the meeting and entitled to vote, was also passed. The vote was as follows:

                    No. of Shares       Percent of Shares Present

Common Stock

For                 79,574,221                     85.6%
Against              8,270,215                      8.9%
Abstain              5,148,953                      5.5%
Broker Non-Votes     1,085,024                       N/A

     A press release, dated March 29, 1996, announcing the results of the Special Meeting is filed as Exhibit 99 to this report and is hereby incorporated herein by reference.

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                                                                   PEPCO
                                                                   Form 8-K

Item 7.  Financial Statements, Pro-Forma Financial Information and
         Exhibits.

         Exhibits

         Exhibit No.       Description of Exhibit           Reference

            99             News Release of Potomac
                           Electric Power Company,
                           dated March 29, 1996.............Filed herewith.


                                   Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Potomac Electric Power Company
                                                      (Registrant)




                                           /s/     H. Lowell Davis
                                           By ___________________________
                                                   H. Lowell Davis
                                                  Vice Chairman and
                                               Chief Financial Officer


April 3, 1996
     DATE

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